                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY

                        SEAGATE TECHNOLOGY INTERNATIONAL

                                  $210,000,000

                    12.5% SENIOR SUBORDINATED NOTES DUE 2007



                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                               November 22, 2000


CHASE SECURITIES INC.

GOLDMAN, SACHS & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

c/o Chase Securities Inc.

270 Park Avenue, 4th floor

New York, New York  10017

Ladies and Gentlemen:

                  Seagate Technology International, an exempted limited liability company incorporated under the laws of the Cayman Islands (the "Issuer"), proposes to issue and sell to Chase Securities Inc. ("CSI"), Goldman, Sachs & Co. ("Goldman") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill", and together with Goldman and CSI, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated November 17, 2000 (the "Purchase Agreement"), $210,000,000 aggregate principal amount of its 12.5% Senior Subordinated Notes due 2007 (the "Securities") to be jointly and severally guaranteed on an unsecured senior subordinated basis by each entity listed on Schedule I hereto (such entities collectively, the "Note Guarantors"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

                  As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Issuer and the Note Guarantors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

                  1. Registered Exchange Offer. The Issuer and the Note Guarantors shall (i) prepare and, not later than 150 days following the date of original issuance of the

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                                                                               2


Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Issuer (the "Exchange Securities") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 270 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 300 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Issuer, the Note Guarantors and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Securities (as described above).

                  Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate (as defined in Rule 405 of the Securities Act) of the Issuer or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Issuer, the Note Guarantors, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

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                                                                               3
                  If, prior to the consummation of the Registered Exchange
Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Issuer shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Issuer (the "Private Exchange Securities") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Issuer shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

                  In connection with the Registered Exchange Offer, the Issuer shall:

                   (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;


                  (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;


                  (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;


                  (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and


                  (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.


                  As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Issuer shall:

                  (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

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                                                                               4

                  (b) deliver to the Trustee for cancelation all Securities so accepted for exchange; and

                  (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

                  The Issuer and the Note Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 90 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Issuer shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

                  The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

                  Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

                  Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuer that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Issuer or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

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                                                                               5
                  Notwithstanding any other provisions hereof, the Issuer and the Note Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Issuer is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 300 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or (vi) the Issuer so elects, then the following provisions shall apply:

                  (a) The Issuer and the Note Guarantors shall use their reasonable best efforts to file as promptly as practicable with the Commission, and thereafter shall use their reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").



                  (b) The Issuer and the Note Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold

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                                                                               6

         pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Issuer and the Note Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is (A) required by applicable law or (B) such action was permitted by Section 2(c).



                  (c) Notwithstanding the provisions of Section 2(b) (but subject to the provisions of Section 3(b)), the Issuer and the Note Guarantors may issue a notice that the Shelf Registration Statement is unusable pending the announcement of a material corporate transaction and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued.



                  (d) Notwithstanding any other provisions hereof, the Issuer and the Note Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Issuer by or on behalf of any Holder specifically for use therein (the "Holders' Information") does not, at the time that it became effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
         (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                  3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Issuer and the Note Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i)

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                                                                               7

the applicable Registration Statement is not filed with the Commission on or prior to 150 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 270 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 60 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 300 days after the Issue Date, other than in the event that the Issuer and the Note Guarantors file a Shelf Registration Statement, or (iv) the Shelf Registration Statement is filed and declared effective within 270 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 60 days after publication of the change in law or interpretation but in no event within 270 days after the Issue Date) but shall thereafter cease to be effective (other than at any time that the Issuer and the Note Guarantors are not obligated to maintain the effectiveness thereof, including as set forth in Sections 2(c) and 3(b)) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Issuer and the Note Guarantors will be jointly and severally obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $ 0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or
(iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer,
(ii) each Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a) or Section 3(b), the Issuer and the Note Guarantors shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to
Section 4(n).

                  (b) Notwithstanding the foregoing provisions of Section 3(a), the Issuer and the Note Guarantors may issue a notice that the Shelf Registration Statement is unusable pending the announcement of a material corporate transaction and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve-month period for which all such notices are issued and effective exceeds 60 days in the aggregate, then the Issuer and the Note Guarantors will be jointly and severally obligated to pay liquidated damages to each Holder of Transfer Restricted Securities in an amount equal to $0.192 per week per $1,000 principal amount of Securities constituting Transfer Restricted Securities held by such Holder. Upon the Issuer and the Note Guarantors declaring that the Shelf Registration Statement is useable after the period of time described in the preceding sentence, accrual of liquidated damages shall cease; provided, however, that if after any such cessation of the accrual of liquidated damages, the Shelf Registration Statement again ceases to be useable beyond the period permitted above, liquidated damages will again accrue pursuant to the foregoing provisions.

                  (c) The Issuer shall notify the Trustee and the paying agent under the Indenture (the "Paying Agent") immediately upon the happening of each and every Registration Default. The Issuer and the Note Guarantors shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Issuer for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

                  (d) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed,
(ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

                  4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

                  (a) The Issuer shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution"

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                                                                               9

         section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.



                  (b) The Issuer shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):



                            (i) when any Registration Statement and any
                  amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;


                            (ii) of any request by the Commission after the
                  effective date of any Registration Statement for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;


                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;


                            (iv) of the receipt by the Issuer of any
                  notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and


                            (v) of the happening of any event after the
                  effective date of any Registration Statement that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) The Issuer and the Note Guarantors will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

                  (d) The Issuer will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Issuer will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuer consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

                  (f) The Issuer will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (g) The Issuer will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement

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                                                                              11

         thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Issuer and the Note Guarantors consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

                  (h) Prior to the effective date of any Registration Statement, the Issuer and the Note Guarantors will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things reasonably necessary to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Issuer and the Note Guarantors will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

                  (i) The Issuer and the Note Guarantors will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least three business days prior to the closing date of any sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

                  (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Issuer and the Note Guarantors are required to maintain an effective Registration Statement, the Issuer and the Note Guarantors will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Not later than the effective date of the applicable Registration Statement, the Issuer will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Issuer.

                  (l) The Issuer and the Note Guarantors will comply with all applicable rules and regulations of the Commission and the Issuer will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (m) The Issuer and the Note Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

                  (n) The Issuer may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Issuer such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Issuer may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuer may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Issuer pursuant to Sections 2(c), 3(b) or 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Issuer that the use of the applicable prospectus may be resumed. If the Issuer shall give any notice under Sections 2(c), 3(b) or 4(b)(ii) through (v) during the period that the Issuer is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                  (p) In the case of a Shelf Registration Statement, the Issuer and the Note Guarantors shall enter into such customary agreements (including, if requested by the Holders of a majority in aggregate principle amount of the Exchange Securities, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

                  (q) In the case of a Shelf Registration Statement, the Issuer shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement; provided, however, that such Inspector shall first agree in writing with the Issuer that any information that is reasonably and in good faith designated by the Issuer in writing as confidential at the time of delivery of such information shall be kept confidential by such Inspector, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of such Registration Statement or the use of any prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Inspector or (iv) such information becomes available to such Inspector from a source other than the Issuer and its subsidiaries and such source is not known, after due inquiry, by the relevant Holder to be bound by a confidentiality agreement; provided further, that the foregoing investigation shall be coordinated on behalf of the Holders by one representative designated by and on behalf of such Holders and any such confidential information shall be available from such representative to such Holders so long as any Holder agrees to be bound by such confidentiality agreement.

                  (r) In the case of a Shelf Registration Statement, the Issuer shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.



                  5. Registration Expenses. The Issuer and the Note Guarantors will jointly and severally bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4, other than in connection with the Exchange Offer Registration Statement, and the Issuer will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith which counsel shall be approved by the Issuer (such approval to not be unreasonably withheld). Each Initial Purchaser and Holder shall pay all expenses of its counsel other than as set forth in the preceding sentence, underwriting discounts and commissions (prior to the reduction thereof with respect to selling concessions, if any) and transfer taxes, if any, relating to the sale or disposition of such Initial Purchaser's or Holder's Securities pursuant to the Shelf Registration Statement.

                  6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Issuer and the Note Guarantors shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or any such Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer and the Note Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Issuer with Section 4(d), 4(e), 4(f) or 4(g).

                  (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Issuer, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Issuer), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Issuer by such Holder, and shall reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  7. Contribution. If the indemnification provided for in
Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer from the offering and sale of the Securities, on the one hand, and by a Holder from receiving Securities, Exchange Securities or Private Exchange Securities, as applicable, registered under the Securities Act, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Note Guarantors, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Note Guarantors, on the one hand, and a Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Issuer as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities, Exchange Securities or Private Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuer and the Note Guarantors or information supplied by the Issuer and the Note Guarantors, on the one hand, or to any Holders' Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Rules 144 and 144A. The Issuer shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuer is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Issuer and the Note Guarantors covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Issuer and the Note Guarantors shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Issuer to register any of its securities pursuant to the Exchange Act.

                  9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Issuer (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:


                     (1) if to a Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this
         Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to CSI, Goldman, and Merrill;


                     (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement;


                     (3) if to the Issuer, initially at the address of the Issuer set forth in the Purchase Agreement; and


                     (4) if to the Note Guarantors, initially at the addresses set forth in the Purchase Agreement.


                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

                  (c) Successors And Assigns. This Agreement shall be binding upon the Issuer, the Note Guarantors and their respective successors and assigns.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (h) Waiver of Immunities. To the extent that the Issuer or any of the Note Guarantors or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the competent jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any competent jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and the transactions contemplated hereby, the Issuer and each Note Guarantor hereby irrevocably and unconditionally waives and agrees not to plead or claim, any such immunity and consent to such relief and enforcement.

                  (i) Consent to Jurisdiction; Appointment of Agent for Service of Process; Judgment Currency. (1) The Issuer and each of the Note Guarantors agrees that any suit, action or proceeding against the Issuer or any Note Guarantor arising out of or relating to this Agreement may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and any appellate court from any thereof, and each of them irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Issuer and each of the Note Guarantors irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Agreement, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Issuer and each Note Guarantor agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuer or any Note Guarantor, as the case may be, and may be enforced in any court to the jurisdiction of which the Issuer or any Note Guarantor, as the case may be, is subject by a suit upon such judgment; provided that service of process is affected upon the Issuer or any Note Guarantor, as the case may be, in the manner provided by this Section.

                  (2) The Issuer and each Note Guarantor organized under the laws of any jurisdiction other than the United Sates, any state thereof or the District of Columbia irrevocably appoints CT Corporation System Inc., with offices on the date hereof at 1633 Broadway, New York, New York 10019, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein which may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Issuer and each Note Guarantor hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Issuer and the Note Guarantors agree to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect for a period of seven years from the date of this Agreement. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Issuer and the Note Guarantors. Notwithstanding the foregoing, any action involving the Issuer or any Note Guarantor arising out of or relating to this Agreement may be instituted in any court of competent jurisdiction in any other jurisdiction.

                  (3) Any action, suit or proceeding brought by the Issuer or any Note Guarantor against any Initial Purchaser arising out of or based upon this Agreement and the transactions contemplated herein shall be brought solely in a U.S. Federal or state court in the Borough of Manhattan, The City of New York, New York, and neither the Issuer or any Note Guarantor shall initiate or seek to initiate, in the Cayman Islands or any other jurisdiction other than in such New York courts, any action, suit or proceeding against any Initial Purchaser arising out of or based upon this Agreement and the transactions contemplated herein. The foregoing shall apply, without limitation, to any action seeking to obtain any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning, any claim by any Initial Purchaser in respect of this Agreement and any transaction contemplated herein, and any action challenging the enforceability of or seeking to invalidate in any respect the submission by the Issuer or any Note Guarantor hereunder to the jurisdiction of such New York courts or the designation, pursuant to this Section, of the laws of the State of New York as the law applicable to this Agreement.

                  (4) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange shall be the rate at which in accordance with normal banking procedures the Initial Purchasers, the Issuer, or any Note Guarantor could purchase United States dollars with the other currency in New York City on the business day preceding that on which final judgment is given. The obligation of any Initial Purchaser, the Issuer or any Note Guarantor in respect of the sum due shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Initial Purchaser, the Issuer or such Note Guarantor of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial purchaser, the Issuer or such Note Guarantor may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to any Initial Purchaser, the Issuer or any Note Guarantor hereunder, such Initial Purchaser, the Issuer or such Note Guarantor agrees, as applicable, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser, the Issuer or such Note Guarantor against such loss. If the United States dollars so purchased are greater than the sum originally due to such Initial Purchaser, the Issuer or such Note Guarantor, such Initial Purchaser, the Issuer or such Note Guarantor agrees to pay to such Initial Purchaser, the Issuer or such Note Guarantor, as the case may be, an amount equal to the excess of the United States dollars so purchased over the sum originally due to such Initial Purchaser, the Issuer or such Note Guarantor.



                  (5) The provisions of this Section shall survive any termination or cancelation of this Agreement.



                  (j) No Inconsistent Agreements. The Issuer and each Note Guarantor represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) (with respect to the Issuer) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Issuer to register any debt securities of the Issuer under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

                  (i) No Piggyback on Registrations. Neither the Issuer nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Issuer in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

                  (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Note Guarantors and the Initial Purchasers.

                                       Very truly yours,

                                       SEAGATE TECHNOLOGY INTERNATIONAL,

                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       NEW SAC,

                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY HOLDINGS,

                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY HDD HOLDINGS

                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE TECHNOLOGY CHINA HOLDING COMPANY,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY ASIA HOLDINGS,

                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY (IRELAND),


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY MEDIA (IRELAND),

                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE TECHNOLOGY FAR EAST HOLDINGS,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY (PHILIPPINES),


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY (SAN) HOLDINGS,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE REMOVABLE STORAGE SOLUTIONS
                                       HOLDINGS,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE REMOVABLE STORAGE SOLUTIONS
                                       INTERNATIONAL,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE SOFTWARE (CAYMAN) HOLDINGS,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY (US) HOLDINGS, INC.,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY LLC,

                                       by  SEAGATE TECHNOLOGY (US) HOLDINGS,
                                           INC., as Managing Member


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE US LLC,

                                       by  SEAGATE TECHNOLOGY LLC, as
                                           Sole Member


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       REDWOOD ACQUISITION CORPORATION,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE REMOVABLE STORAGE SOLUTIONS
                                       (US) HOLDINGS, INC.,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE REMOVABLE STORAGE SOLUTIONS
                                       LLC,

                                       by  SEAGATE REMOVABLE STORAGE
                                           SOLUTIONS (US) HOLDINGS, INC.,
                                           as Sole Member


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE RSS LLC,

                                       by SEAGATE REMOVABLE STORAGE
                                          SOLUTIONS LLC, as Sole Member


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE SOFTWARE INFORMATION
                                       MANAGEMENT GROUP HOLDINGS, INC.,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       QUINTA CORPORATION,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       XIOTECH CORPORATION,

                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE TECHNOLOGY (THAILAND) LIMITED,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY-REYNOSA S. DE R.L.
                                       DE C.V.,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President



                                       NIPPON SEAGATE INC.,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President



                                       NIPPON SEAGATE SOFTWARE, INC.,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE SINGAPORE DISTRIBUTION PTE
                                       LTD,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE SOFTWARE INFORMATION PTE LTD,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE DISTRIBUTION (UK) LIMITED,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE TECHNOLOGY (MARLOW) LIMITED,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

                                       SEAGATE SOFTWARE INFORMATION
                                       MANAGEMENT GROUP LIMITED,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       XIOTECH (CANADA) LIMITED,



                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President


                                       SEAGATE SOFTWARE (CANADA), INC.,


                                       by /s/ Kenneth Hao
                                          -------------------------------------
                                          Name:  Kenneth Hao
                                          Title: Vice President

Accepted:

CHASE SECURITIES INC.,


by /s/ Sean Holland
   ---------------------------------------------------
   Authorized Signatory



GOLDMAN, SACHS & CO.,


by /s/ Goldman, Sachs & Co.
   ---------------------------------------------------
   Authorized Signatory


MERRILL LYNCH, PIERCE,
  FENNER & SMITH
  INCORPORATED,


by /s/ Michael Senft
   ----------------------------------------------------
    Authorized Signatory

                                                                     SCHEDULE I




                                 NOTE GUARANTORS


Name                                                                         Jurisdiction of Organization
----                                                                         ----------------------------
New SAC                                                                      Cayman Islands

Seagate Technology Holdings                                                  Cayman Islands

Seagate Technology HDD Holdings                                              Cayman Islands

Seagate Technology China Holding Company                                     Cayman Islands

Seagate Technology Asia Holdings                                             Cayman Islands

Seagate Technology (Ireland)                                                 Cayman Islands/
                                                                             Located in Northern Ireland

Seagate Technology Media (Ireland)                                           Cayman Islands/
                                                                             Located in Northern Ireland

Seagate Technology Far East Holdings                                         Cayman Islands

Seagate Technology (Philippines)                                             Cayman Islands

Seagate Technology (SAN) Holdings                                            Cayman Islands

Seagate Removable Storage Solutions Holdings                                 Cayman Islands

Seagate Removable Storage Solutions International                            Cayman Islands

Seagate Software (Cayman) Holdings                                           Cayman Islands

Seagate Technology (US) Holdings, Inc.                                       Delaware

Seagate Technology LLC                                                       Delaware

Seagate US LLC                                                               Delaware

Redwood Acquisition Corporation                                              Delaware

Seagate Removable Storage Solutions (US) Holdings, Inc                       Delaware

Seagate Removable Storage Solutions LLC                                      Delaware

Seagate RSS LLC                                                              Delaware

Seagate Software Information Management Group                                Delaware
Holdings, Inc.


Name                                                                         Jurisdiction of Organization
----                                                                         ----------------------------

Quinta Corporation                                                           California

XIOtech Corporation                                                          Minnesota

Seagate Technology (Thailand) Limited                                        Thailand

Seagate Technology-Reynosa, S. de R.L. de C.V.                               Mexico

Nippon Seagate Inc.                                                          Japan

Nippon Seagate Software, Inc.                                                Japan

Seagate Singapore Distribution Pte Ltd                                       Singapore

Seagate Software Information Pte Ltd                                         Singapore

Seagate Distribution (UK) Limited                                            Scotland

Seagate Technology (Marlow) Limited                                          England & Wales

Seagate Software Information Management Group Limited                        England & Wales

XIOtech (Canada) Limited                                                     Canada

Seagate Software (Canada), Inc.                                              Canada


                                                                         ANNEX A


                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuer has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B



                  Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C


         PLAN OF DISTRIBUTION



                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuer has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until 40 days after the commencement of the offering, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

                  The Issuer will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 180 days after the Expiration Date the Issuer will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuer has agreed to pay all expenses incident to the Registered Exchange Offer other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D


|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


      Name:

      Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.